DELAWARE VIP® TRUST

Delaware VIP Total Return Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2020

On June 10, 2020, the Board of Trustees of the Series approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Global Limited (“MIMGL”) as sub-advisors to the Series.  In connection with these appointments, the Board of Trustees voted to approve changes to the Series’ investment strategies, the appointment of MIMAK’s portfolio manager team to provide asset allocation services to the Series, and MIMGL to manage real estate investment trust securities and other equity securities from time to time and as directed by MIMAK to take effect on or about the date of this supplement.

In connection therewith, effective immediately, the following will replace the information in the section of the Series’ Prospectuses entitled “Series summary – Delaware VIP Total Return Series – What are the Series’ principal investment strategies?”

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK,” or the “Sub-advisor”), with respect to its role as sub-advisor of the Series.

The Series allocates its assets among stocks (US and foreign companies), bonds and money market instruments. The Series does not use a fixed formula for allocating investments between stocks and bonds. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Series normally invests at least 50% of its net assets in stocks and convertible securities with the remainder in bonds, cash and money market instruments. The percentages may change due to, among other things, market fluctuations or reallocation decisions by MIMAK.
The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Sub-advisor. Reallocations outside of the above ranges are expected to occur infrequently.
In allocating assets, the Sub-advisor will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.
MIMAK expresses its asset allocation convictions across 25 directional, relative asset class decisions (pairwise views). The pairwise approach allows MIMAK to uniquely focus on the direction, rather than the degree, of returns.  The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

MIMAK ’s dynamic asset-allocation framework will be used to determine the proportion of the Series’ assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes.  The framework is designed to limit risk in times of market volatility and provide additional downside protection.
The Series may also invest in high yield, below investment grade corporate bonds (commonly known as high yield or “junk bonds”). High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Financial Services LLC as well as unrated bonds that are determined by the Manager to be of equivalent quality. The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds but relies principally on its own research and investment analysis. In managing its portion of the Series, the Manager primarily focuses on investments it believes can generate attractive and consistent income. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the Manager’s expectations. The Series may invest in credit-linked securities, provided that no more than 10% of the Series’ net assets are invested in credit-linked securities.
In addition, MIMAK may also invest in active or passive exchange-traded funds (ETFs) that could expose the Series to high yield securities.
The Series may also invest in real estate related companies and real estate investment trusts (REITs).
The Series may also invest in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates.
The Series may invest 20% of its net assets in derivatives, including but not limited to, options, futures, forwards, and swaps. The Manager will invest in derivatives for the purpose of gaining market exposure hedging, generating income through option overwriting, and to facilitate foreign currency transactions. Under normal conditions, the Series will not invest more than 20% of its assets or the economic equivalent in derivatives instruments.
In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited (MIMGL), and Macquarie Funds Management Hong Kong Limited (MFMHKL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time, and providing quantitative support.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following replaces the information in the section of the Series’ Prospectuses entitled “Series summary – Delaware VIP Total Return Series – Who manages the Series?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Series. MIMAK is primarily responsible for the day-to-day management of the Series’ portfolio and determines its asset allocation.

Macquarie Investment Management Austria Kapitalanlage AG

Portfolio managers	Title with MIMAK	Start date on the Series
Stefan Löewenthal	Chief Investment Officer – Global Multi-Asset Team	June 2020
Jürgen Wurzer	Deputy Head of Portfolio Manager – Global Multi-Asset Team	June 2020

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Effective immediately, the following replaces the introductory information in the section of the Series’ Prospectuses entitled “How we manage the Series”:

For the purposes of this section, a reference to the Manager may also include MIMAK with respect to its role as sub-advisor of the Delaware VIP Total Return Series.

Effective immediately, the following replaces the information in the section of the Series’ Prospectus entitled “How we manage the Series – Our principal investment strategies – Delaware VIP Total Return Series”:

The Series allocates its assets among stocks (US and foreign companies), bonds and money market instruments. The Series does not use a fixed formula for allocating investments between stocks and bonds. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Series normally invests at least 50% of its net assets in stocks and convertible securities with the remainder in bonds, cash and money market instruments. The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Series’ portfolio managers.
The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Sub-advisor. Reallocations outside of the above ranges are expected to occur infrequently.
In allocating assets, Macquarie Investment Management Austria Kapitalanlage (MIMAK), the Series’ sub-advisor, will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.
In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited (“Affiliated Sub-Advisors”).  The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge; MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time, as well as providing quantitative support.
The Manager may permit its affiliate Macquarie Funds Management Hong Kong Limited to execute Series security trades on behalf of the Manager.
MIMAK expresses its asset allocation convictions across 25 directional, relative asset class decisions (pairwise views). The pairwise approach allows MIMAK to uniquely focus on the direction, rather than the degree, of returns.  The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

MIMAK ’s dynamic asset-allocation framework will be used to determine the proportion of the Series’ assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes.  The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.
The Series may also invest in high yield, below investment grade corporate bonds (commonly known as high yield or “junk bonds”). High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Financial Services LLC as well as unrated bonds that are determined by the Manager to be of equivalent quality. The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Series, the Manager primarily focuses on investments it believes can generate attractive and consistent income. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the Manager’s expectations. The Series may invest in credit-linked securities, provided that no more than 10% of the Series’ net assets are invested in credit-linked securities.
In addition, the Manager may also invest in active or passive exchange-traded funds (ETFs) that could expose the Series to high yield securities.
The Series may also invest in real estate related companies and real estate investment trusts (REITs).
The Series may also invest in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates.
The Series may invest 20% of its net assets in derivatives, including but not limited to, options, futures, forwards, and swaps. The Manager will invest in derivatives for the purpose of gaining market exposure hedging, generating income through option overwriting, and to facilitate foreign currency transactions. Under normal conditions, the Series will not invest more than 20% of its assets or the economic equivalent in derivatives instruments.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

The Series’ investment objectives are nonfundamental. This means that the Series’ Board of Trustees (Board) may change the Series’ objectives without obtaining shareholder approval. If the objectives were changed, the Series would notify shareholders at least 60 days before the change became effective.

Effective immediately, the following replaces the section in the Series’ Prospectuses entitled, “Who manages the Series – Sub-advisors”:

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients.   MIMAK serves as principal sub-advisor for the Delaware VIP Total Return Series and is primarily responsible for the day-to-day management of the Series’ portfolio.

Although MIMAK serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Series.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although MIMAK is primarily responsible for the day-to-day management of the Series’ portfolio, MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time, and may also execute Series security trades on behalf of MIMAK and provide quantitative support.
MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. Although the MIMAK has principal responsibility for the Manager’s portion of the Series, the Manager may permit MFMHKL to execute Series security trades on behalf of the Manager.
A discussion of the basis for the Board’s approval of the Series’ sub-advisory contract with MIMAK, MIMGL and MFMHKL is available in the Series’ next report to shareholders.

Effective immediately the following replaces the section in the Series’ Prospectuses entitled, “Who manages the Series – Sub-advisors”:

Stefan Löwenthal and Jürgen Wurzer of MIMAK have primary responsibility for making day-to-day investment decisions for the Series.

Stefan Löwenthal Chief Investment Officer — Global Multi-Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi-Asset Team
Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

Effective immediately, the following replaces the information in the section of the Series’ Prospectuses entitled, “Who manages the Series – Who’s who – Investment manager”:

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of the series’ assets. A sub-advisor is a company generally responsible for the day-to-day management of the series’ assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.